Exhibit 10.17

Order Granting For a Prospecting Right in Respect of Remaining Extent of

the Farm Oorsprong 326 JU et al granted to MIMCO dated June 6, 2006

DIME 12

the dme

Department:

Minerals and Energy

REPUBLIC OF SOUTH AFRICA

Private Bag X7279, Witbank, 1035, Tel: (013) 656 1448, Fax: (013) 656 0932

Province Building, Cnr Botha & Paul Kruger Street, Witbank, 1035

From: Directorate: Mineral Development: Mpumalanga Region

Tel: (013) 656 1448 Fax: (013) 656 0932

Enquiries: C.M Lerumo Ref: MP 30/5/1/1/2/196 PR

Su bdirectorate: Mineral Laws Administration

REGISTERED MAIL

The Directors

Makonjwaan Imperial Mining (Ply) Limited C/o Trevor Cronwright

8 Steak Street

NELSPRUIT

1201

Sir

APPLICATION FOR A PROSPECTING RIGHT IN RESPECT OF REMIANING EXTENT OF THE FARM OORSPRONG 326 JU AND OTHERS, MAGISTERIAL DISTRICT OF BARBERTON

I refer to the abovemenfioned matter and confirm that your application for a prospecting right has been granted in terms of section 23 (1) of the Mineral and Petroleum Resources Development Act, 28 of 2002.

You are required to make the necessary arrangements with the office for the notarial execution of the prospecting right.

Prior to signing of contract, the following is required.

1,	An acceptable financial provision for this prospecting right
2,	A public notary to execute the documents on the day of signature.
3,	A plan/diagram prepared by a surveyor 4(four) originals in accordance with the requirements Mining Titles Registration Act and shall indicate-
(a)	the north point;
(b)	the scale to which the plan has been drawn;
(c)	the name, number registration division and portion of the farm or farms on which the relevant area is situated;
(d)	the shape of the relevant area in relation to the farm boundaries and co-ordinate points;
(e)	the region in which the relevant farm is situated
(f)	be certified, approved, signed and dated by the surveyor unless the Direcor-General otherwise indicates.

Minerals and Energy for Development and Prosperity

The said must be registered with the Mineral and Petroleum Titles Registration Office (Pretoria) in terms of Section 19(2) of the Minerals and Petroleum Resources Development Act (Act 28 of 2002) within 30 days from the date of contract.

NB You are requested to submit the BEE information including Shares Agreement, Share Certificate and Joint Venture before executlon of the right

Attached you will find a copy of the proposed contract to be signed. Please forward any comments or changes to me at fax 013 690 3288 before tlme. Unfortunately I am not allowed to e-mail the document to you.

Yours Faithfully

/S/

REGIONAL MANAGER MPUMALANGA REGION Date: 06 June 2006